UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2014

Gamzio Mobile, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53502	47-1056063
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7260 W. Azure Dr., Ste 140-911, Las Vegas , NV		89130
(Address of principal executive offices)		(Zip code)

415.839.1055
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events

On the date of this Form 8-K Report, the Registrant transferred three digital games, Casino Island, Slots-O-Luck Adventure, and Go-Go-Casino, to the Registrant’s wholly owned subsidiary Gamzio Casino, LLC, a Nevada limited liability company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMZIO MOBILE, INC. (Registrant)

Date: November 20, 2014	By:	/s/ Jason Deiboldt
Name: Jason Deiboldt
Title: President